Supplement dated October 1, 2013
to the May 1, 2013 Prospectus, as supplemented
for the
Symetra Spinnaker® Variable Annuity

Effective October 1, 2013, Symetra Investment Services, Inc. (“SIS”) is no longer an affiliated broker-dealer of Symetra Life Insurance Company.

Therefore, the third paragraph under Distribution (Principal Underwriter) found on page 39 of the prospectus is deleted in its entirety. In addition, the first sentence of the fourth paragraph under Distribution (Principal Underwriter) found on page 39 is replaced with the following:

We may also contract with firms to act as wholesalers for us and assist us in offering and selling our contracts to broker-dealers and their registered representatives.

The disclosure titled “Asset Allocation Program” found on page 15 of the prospectus under “Section 3-Purchase” is replaced in its entirety with the following:

Asset Allocation Models
Symetra Life may make asset allocation models available for use by contract Owners. Each model consists of predetermined Sub-accounts and allocation percentages based upon a risk tolerance, such as “conservative” or “aggressive” and is intended to diversify investments in a manner consistent with that risk tolerance. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any model will achieve its investment objective.

Pursuant to an agreement with Symetra Life, our affiliated investment advisor, Symetra Investment Management, Inc. (“SIMI”) determines the composition of each model and is compensated by Symetra Life for doing so. There is no investment advisory relationship between SIMI and contract Owners. In the future, Symetra Life may modify or discontinue its arrangement with SIMI, in which case Symetra Life may contract with another firm to provide similar asset allocation models, provide its own models or cease offering the models.

When you elect a model, your Contract Value will be reallocated to match the allocation percentages of the model.  Unless you tell us otherwise, any future Purchase Payments will also be allocated to match the allocation percentages of the model.  If you desire, you can also enroll in a rebalancing program to periodically rebalance your Contract Value to the model’s original allocation percentages.  You may only elect one model at a time. New allocation models may be made available periodically.  However, unless you choose a new model by completing a new election form, your Contract Value and Purchase Payments will continue to be allocated in accordance with the originally chosen model. We will not automatically change your Contract Value or Purchase Payment allocation or percentages if the model’s allocations are updated.

An election to change models must be communicated to us in writing in accordance with our administrative form. If you change your election, you may be subject to short-term trading fees applied by the Portfolio companies and the transfer will count as a “transfer event” as specified under “Section 4 – Investment Options.”

Because Symetra Life and SIMI do not provide investment advice, you should consult your financial advisor to help you determine the appropriate model based on your financial needs, time horizon, and willingness to accept investment risk. You should also consult your financial advisor periodically while you own the contract to determine that your original model’s allocation still meets your needs.